Exhibit 10.1

SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Sixth Amendment"), executed this 22nd day of April, 2008, is by and between BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation ("Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

R E C I T A L S

A. Borrower and Lender are parties to a Second Amended and Restated Credit Agreement, dated as of August 7, 2003 (the "Credit Agreement"), pursuant to which Lender has agreed to make loans up to $7,000,000 to Borrower on the terms and subject to the conditions set forth therein.  The Credit Agreement was amended by the terms of that certain First Amendment to Second Amended and Restated Credit Agreement dated May 6, 2004 (the "First Amendment"), that certain Second Amendment to Second Amended and Restated Credit Agreement dated April 29, 2005 (the "Second Amendment"), that certain Third Amendment to Second Amended and Restated Credit Agreement dated April 25, 2006 (the "Third Amendment"), that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated August 31, 2006 (the "Fourth Amendment"), and that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated April 30, 2007 (the "Fifth Amendment").

B. Borrower desires to further modify certain terms and conditions of the Credit Agreement, and Lender is willing to agree to the modifications contained in this Sixth Amendment, on the terms and conditions set forth herein.

C. Capitalized terms used in this Sixth Amendment and not defined herein shall have the meanings assigned to those terms in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is hereby amended as follows:

(i)           Extension of Maturity Date.  The definition of "Revolving Credit Maturity Date" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"Revolving Credit Maturity Date" shall mean May 31, 2010.

2.           LOAN DOCUMENT AMENDMENTS.  Each of the other Loan Documents is hereby amended to conform to the amendments to the Credit Agreement as set forth in Paragraph 1.

3. DOCUMENT RATIFICATION.  Subject to the amendments set forth in Paragraph 1 above, all of the terms and conditions contained in the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

4. RELEASE.  The execution of this Sixth Amendment by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Credit Agreement or the other Loan Documents, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Credit Agreement or the other Loan Documents.  Borrower hereby agrees that Lender has fully performed its obligations pursuant to the Credit Agreement and the other Loan Documents through the date hereof and hereby waives, releases and relinquishes any and all claims whatsoever, known or unknown, that it may have against Lender with respect to the Credit Agreement or the other Loan Documents through the date hereof.

5. PAYMENT OF COSTS AND FEES.  Borrower shall pay all out-of-pocket expenses incurred by Lender in connection with the preparation of this Sixth Amendment, including, without limitation, reasonable attorneys' fees.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.  Borrower represents, warrants and covenants to Lender:

(a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

(b) There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

(c) Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

(d) Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

(e) The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

(f) Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Sixth Amendment.

7. CONTROLLING LAW.  The terms and provisions of this Sixth Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

8. BINDING EFFECT.  This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

9. CAPTIONS.  The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

10. COUNTERPARTS.  This Sixth Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.  Any signature page of this Sixth Amendment may be detached from any counterpart of this Sixth Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Sixth Amendment identical in form hereto but having attached to it one or more additional signature pages.

[Signatures appear on following page]

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the day and year first above written.

BORROWER:

BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation

By:       /s/  Dennis Genty
Dennis Genty, Chief Financial Officer

LENDER:

KEYBANK  NATIONAL ASSOCIATION,a national banking association

By:       /s/ Joseph Nimmons
Joseph Nimmons, Vice President